FIRST AMENDMENT TO FOURTH AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Fourth Amended and Restated Loan and Security Agreement (this
"Amendment") is dated as of the 1st day of May, 1996 by and among First
Merchants
Acceptance Corporation ("Borrower"), LaSalle National Bank ("LaSalle"), NBD Bank, ("NBD"),
Firstar Bank Milwaukee, N.A. ("Firstar"), Harris Trust and Savings Bank ("Harris"), The
Boatmen's National Bank of St. Louis ("Boatmen's"), First Bank, National Association ("First"),
CoreStates Bank, N.A. ("CoreStates"), Natwest Bank N.A. ("NatWest"), and Mellon Bank, N.A.
("Mellon") (LaSalle, NBD, Firstar, Harris, Boatmen's, First, CoreStates, NatWest and Mellon are hereinafter referred to individually as "Lender" and collectively as "Lenders" and LaSalle in a separate capacity as Agent for Lenders under the "Loan Agreement" (as hereinafter defined) is hereinafter referred to as "Agent").

     R E C I T A L S

A. Borrower, Lenders and Agent are parties to a Fourth Amended and Restated Loan and
Security Agreement dated as of February 28, 1996 (including all exhibits and riders thereto and as supplemented and amended prior hereto or hereafter, referred to herein as the "Loan
Agreement").

B. Borrower desires to amend the Loan Agreement to provide for an additional revolving credit facility pursuant to which Lenders would make Revolving Loans in excess of the Credit
Commitment up to an aggregate sum of $25,000,000 on a temporary basis and certain other modifications in the terms thereof.

C. Lenders are willing to consent to such amendments on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, Borrower, Agent and Lenders agree as follows:

Section 1. Recitals. The Recitals to this Amendment are hereby incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

Section 2. Amendments to Loan Agreement. Subject to the terms of this Amendment, the Loan
Agreement is hereby amended as follows:

2.1 Section 1 of the Loan Agreement is hereby amended to add the following new defined terms:

"Revolving Credit Facility" shall have the meaning provided in Section 2(a).

"SAF Commitment" shall mean as to each Lender, the amount of set forth opposite its name on the signature pages hereto under the heading "SAF Commitment".

"SAF Commitment Percentage" shall mean, as to any Lender, the percentage which its SAF
Commitment bears to the SAF Credit Commitment.

"SAF Credit Commitment" shall have the meaning provided in Section 2(b).

"Special Advance Facility" shall have the meaning provided in Section 2(b).

"Special Advance Facility Termination Date" shall mean November 1, 1996.

"Special Advance Facility Notes" shall have the meaning provided in Section 8.

2.2 The definition of the term "Borrowing Base" set forth in Section 1 of the Loan
Agreement is hereby amended by deleting the reference to the dollar figure "$205,000,000"
where it appears therein and inserting in substitution therefor the dollar figure "$230,000,000".

2.3 Section 2 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

"Section 2.  Revolving Credit Facility, Special Advance Facility.

(a) Subject to the terms and conditions of this Agreement and subsection (b) hereof, each of the
Lenders severally and not jointly agrees to make a revolving credit facility available to Borrower consisting of loans and advances (individually each a "Revolving Loan" and collectively the
"Revolving Loans") to Borrower from time to time until, but not including, the Credit
Termination Date, as the Borrower may from time to time request, in the amount of each
Lender's Commitment Percentage of the Revolving Loans requested by Borrower, up to, but not in excess of an aggregate sum of $205,000,000 ("Credit Commitment"), and, in the case of each
Lender, up to but not exceeding each Lender's Commitment (the "Revolving Credit Facility"), provided, however, that Lenders shall not make or be required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans would exceed the Borrowing Base. The Revolving Credit Facility will terminate, and Lenders will be relieved from their commitment to make Revolving Loans, on the earliest to occur of the following: (a) the Credit Termination Date; (b) an Event of Default (except that the Revolving
Credit Facility may be reinstated at the sole and absolute discretion of the Lenders upon the cure of any Event of Default); or (c) upon the date specified in a written request of the Borrower to the
Lenders given no less than 90 days prior to the Borrower's requested termination date.

(b) Subject to the terms and conditions of this Agreement, commencing May 1, 1996, each of the Lenders severally and not jointly agrees to make a special advance facility available to
Borrower consisting of Revolving Loans to Borrower from time to time in excess of the Credit
Commitment, until, but not including the Special Advance Facility Termination Date, as the
Borrower may from time to time request, in the amount of each Lender's SAF Commitment
Percentage of the Revolving Loans requested by Borrower, up to, but not in excess of an aggregate sum of $25,000,000 ("SAF Credit Commitment"), and, in the case of each Lender, up to but not exceeding each Lender's SAF Commitment (the "Special Advance Facility");
provided, however, that Lenders shall not make or be required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans would exceed the Borrowing Base. The Special Advance Facility shall terminate, and Lenders will be relieved from their Commitment to make Revolving Loans thereunder, on the earliest to occur of the following: (a) the Special Advance Facility Termination Date; or
(b) an Event of
Default (except that the Special Advance Facility may be reinstated at the sole and absolute discretion of Lenders upon the cure of any Event of Default). Each request for a Revolving Loan under the Special Advance Facility shall be deemed a request for a Prime Rate Loan. Not less than once during each thirty (30) consecutive day period following the initial Revolving Loan under the Special Advance Facility, Borrower shall repay in full all outstanding Revolving Loans under the Special Advance Facility.

Prior to the termination of Lenders' Commitments and SAF Commitments as herein provided,
Borrower may from time to time borrow, prepay and reborrow amounts under Revolving Loans pursuant to the Lenders' Commitments and SAF Commitments and subject to and in accordance with the other terms, provisions, and conditions of this Agreement."

2.4 Sections 4(c) and 4(d) of the Loan Agreement are hereby amended by inserting a comma followed by the words "Special Advance Facility Note" after the word "Agreement" where it appears therein.

2.5 Section 8 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in substitution therefor:

"8. Revolving Credit Notes, Special Advance Facility Notes, Repayment. The Revolving Loans under the Revolving Credit Facility shall be evidenced by Revolving Credit Notes executed by
Borrower dated the date of this Agreement and substantially in the form of Exhibit A attached hereto and forming a part hereof ("Revolving Credit Notes"). The Revolving Loans under the
Special Advance Facility shall be evidenced by Special Advance Facility Notes executed by
Borrower dated as of May 1, 1996 and substantially in the form of Exhibit A-1 attached hereto and forming a part hereof ("Special Advance Facility Notes"). Subject to the provisions of this
Agreement, the Obligations shall be subject to principal repayments in whole upon the Credit
Termination Date, in part to the extent that the unpaid amount of the Obligations outstanding exceeds the Borrowing Base, in part to the extent of all Revolving Loans outstanding under the
Special Advance Facility upon the Special Advance Facility Termination Date, and shall be repaid in whole, upon demand of the Agent in accordance with Section 19 upon the occurrence of an Event of Default."

2.6 Section 17 of the Loan Agreement is hereby amended by adding the following new
Subsection (o) thereto:

"(o) Mandatory Prepayment. Borrower shall utilize the proceeds of any Permitted
Securitization Transaction or from the permitted issuance of any debt or equity security received subsequent to May 1, 1996, to repay in full the outstanding Revolving Loans under the Special
Advance Facility."

2.7 Section 18(b) of the Loan Agreement is hereby amended by adding the words "and the
Special Advance Facility Notes" after the words "Revolving Credit Notes" where they appear therein.

2.8 Section 18(l) of the Loan Agreement is hereby amended to delete the dollar figure
"$2,000,000" where it appears therein and substitute therefor the dollar figure "$5,000,000".

2.9 Section 19(a) of the Loan Agreement is hereby amended by adding a comma followed by the words "the Special Advance Facility Notes" after the words "Revolving Credit Notes" where they appear therein.

2.10 Section 25(a) and 25(b) of the Loan Agreement is hereby amended by adding a comma followed by the word "Special Advance Facility Notes" after the word "Agreement" wherever it appears in the first and second sentences of Section 25(a) and in the first line of Section 25(b).

2.11 Section 25(c) of the Loan Agreement is hereby amended by adding the words "or the SAF
Commitments" after the word "Commitments" wherever it appears in the first full sentence thereof.
2.12 Section 32 of the Loan Agreement is hereby amended by adding a comma followed by the words "Special Advance Facility Notes" after the words "Revolving Credit Notes" wherever they appear therein.

2.13 The Loan Agreement is hereby amended to add a new Exhibit A-1 thereto in the form of
Exhibit A to this Amendment.

2.14 The Loan Agreement is hereby amended to add the following SAF Commitments adjacent to each Lender's name appearing on the signature pages thereto:

Lender              SAF Commitment

LaSalle             $3,658,536
NBD                 $3,048,781
Firstar             $2,439,024
Harris              $2,439,024
Boatmen's           $1,829,268
First Bank          $3,048,781
CoreStates          $3,048,781
NatWest             $3,048,781
Mellon              $2,439,024

Section 3. Representation of the Warranties. To induce Lenders to amend the Loan Agreement,
Borrower represents and warrants to Lenders that:

3.1 Compliance with Loan Agreement. On the date hereof, Borrower is in compliance with the terms and provisions of the Loan Agreement and no Event of Default specified therein has occurred.

3.2 Representations, Warranties and Covenants. On the date hereof, the representations, warranties and covenants set forth in the Loan Agreement are true and correct with the same effect as if such representations, warranties and covenants have been made on the date hereof except to the extent such representations, warranties and covenants expressly relate to an earlier date.

3.3 Authority of Borrower. Borrower has full power and authority to enter into this
Amendment, which has been duly authorized by all proper and necessary corporate action. No consent or approval of any public authority or regulatory body or any other party is required as a condition to the validity or enforceability of this Amendment.

3.4 Amendment as Binding Agreement. This Amendment constitutes a valid and legally binding obligation of Borrower, fully enforceable against Borrower in accordance with its terms.

Section 4. Conditions Precedent. The agreement by Lenders to amend the Loan Agreement pursuant to the terms of this Amendment is subject to the following conditions precedent:

4.1 Evidence of Authority. Agent shall have received evidence of the authorization of
Borrower to enter into this Amendment by its Board of Directors in form acceptable to Agent.

4.2 Special Advance Facility Notes. Each Lender shall have received an executed Special
Advance Facility Note in the form of Exhibit A hereto.

4.3 Fee. Agent shall have received a facility fee for the ratable benefit of Lenders in the amount of $35,000.

Section 5.  General Provisions.

5.1 Except as amended by this Amendment, the terms and provisions of the loan agreement are in all other respects ratified and confirmed and remain in full force and effect. In the event of a conflict between the terms of the Loan Agreement and the terms of this Amendment, the terms of this Amendment shall be controlling.

5.2 After the effective date hereof, all references in the Loan Agreement and in all related agreements and documents to "Agreement", "hereof", or the like shall refer to the Loan
Agreement as herein amended or modified.

5.3 This Amendment shall not constitute a waiver of any existing events of default or any other provisions of the Loan Agreement as amended hereby, except as expressly set forth herein, and shall not constitute a course of dealing with respect to any such events of default or an agreement to further consents, amendments or waivers under the Loan Agreement. Agent and
Lenders expressly reserve their rights and remedies, none of which shall be deemed to be waived hereby.

5.4 Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation and consummation of this Amendment and all other documents related thereto, including, without limitation, the fees and expenses of Agent's counsel.

5.5 This Amendment shall be construed in accordance with and governed by the laws of the
State of Illinois and the obligations of Borrower under this Amendment are and shall arise absolutely unconditionally upon the execution and delivery of this Amendment. This
Amendment may be executed in counterparts.

5.6 Capitalized terms used herein which are defined in the Loan Agreement, shall unless otherwise defined herein, have the meanings provided in the Loan Agreement.



IN WITNESS WHEREOF, the Borrower and Lenders have caused this Amendment to be duly executed as of the date first above written.

FIRST MERCHANTS ACCEPTANCE CORPORATION


By: S/KENT A. HAMMERSTROM
Title:


LASALLE NATIONAL BANK

By: S/DANIEL J. CLARKE, JR.
Title:


NBD BANK


By: S/Dennis J. Krakau
Title:


FIRSTSTAR BANK MILWAUKEE, N.A.

By: S/Michael S. Cameli
Title:


HARRIS TRUST AND SAVINGS BANK


By: S/Richard J. Melnick
Title:


FIRST BANK, NATIONAL ASSOCIATION

By: S/Andrew K. Dawson
Title:

THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By: S/Matthew J. Colgan
Title:


NATWEST BANK, N.A.

By: S/John T. Trainor
Title:


CORESTATES BANK, N.A.


By: S/Thomas E. Foley
Title:


MELLON BANK, N.A.

By:
Title:




EXHIBIT A
SPECIAL ADVANCE FACILITY NOTE

$                         Chicago, Illinois
                          May 1, 1996

For Value received, the undersigned First Merchants Acceptance Corporation ("Borrower")
promises to pay to the order of                      ("Lender"), at such place
as Lender may from time
to time designate in writing, on November 1, 1996, the principal sum of or, if less, the aggregate unpaid principal amount of all advances made by Lender as, or relating to, the Revolving Loans under the Special Advance Facility in accordance with the provisions of a Fourth Amended and Restated Loan and Security Agreement of even date herewith, among
Borrower, Lender and certain other parties, as amended and supplemented from time to time
("Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

Except as hereinafter provided, Borrower's obligations and liabilities to Lender under this Note
("Borrower's Liabilities") unpaid from time to time shall bear interest from the date hereof until paid at the applicable rate provided in Section 9 of the Loan Agreement. Interest shall be computed on the basis of actual days elapsed over a 360-day year and shall be payable in arrears, at the times provided in the Loan Agreement.

If any Borrower's Liabilities are not paid when due and payable or declared due and payable, interest, in lieu of the interest hereinabove provided, shall accrue on Borrower's Liabilities immediately due and payable by Borrower to Lender without notice by Lender to or demand by
Lender of Borrower.

Borrower warrants and represents to Lender that Borrower shall use the proceeds represented by this Note solely for proper business purposes, and consistently with all applicable laws and statutes. Borrower further warrants and represents to Lender and covenants with Lender that
Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the
Federal Reserve System), and no proceeds represented by this Note will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

This note is a Special Advance Facility Note referred to in the Loan Agreement to which reference is made for a statement of the terms and conditions under which prepayments on this
Note may and shall be made, for a description of the circumstances under which this Note may be declared due and payable, for a description of the Collateral securing payment of this Note and for a description of the rights and remedies of the Lender.

The occurrence of an Event of Default under the Loan Agreement, or Borrower's failure to pay any of Borrower's Liabilities when due and payable or declared due and payable shall constitute a default by Borrower ("Event of Default") under this Note.

Upon an Event of Default hereunder, without notice by Lender to or demand by Lender of
Borrower, all of Borrower's Liabilities shall be due and payable, forthwith. The acceptance by
Lender of any partial payment made hereunder after the time when any obligation under this
Note becomes due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment hereof. Borrower and every endorser hereof waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note.

This Note and Borrower's Liabilities hereunder are secured by all security interests, liens and encumbrances heretofore, now or hereafter granted to Agent by Borrower. Regardless of the adequacy of any collateral securing Borrower's Liabilities hereunder, any deposits (other than segregated deposits designated for the payment of taxes or other designated trust funds) or other sums at any time credited by or payable or due from Lender to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in possession or control of Lender or its bailee for any purpose may at any time be reduced to cash and applied by
Lender to or setoff by Lender against Borrower's Liabilities hereunder.

If at any time or times after the date of this Note, Lender: (a) employs counsel for advise or other representation (I) to represent Lender in any litigation, contest, dispute, suit, proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower or any other person) in any way or respect relating to this Note, or any collateral securing Borrower's Liabilities hereunder, or (ii) to enforce any rights of Lender against Borrower; (b) takes any action to protect, collect, sell. Liquidate or otherwise dispose of any collateral securing Borrower's
Liabilities hereunder; and/or attempts to or enforces any of Lender's rights and remedies against
Borrower or any other party primarily or otherwise liable with respect to Borrower's Liabilities, the reasonable costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of Borrower's Liabilities, payable by Borrower to Lender on demand.
Without limiting the generality of the foregoing, such expenses; (ii) accountants' fees, costs and expenses; (iii) court costs and expenses (iv) court reporter fees, costs and expenses; (v) long distance telephone charges, (vi) telegram charges; and (vii) expenses for travel, lodging and food.


If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

This Note is submitted by Borrower to Lender at Lender's principal place of business and shall be deemed to have been made thereat. This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

To induce Lender to accept this Note, Borrower, irrevocably, agrees that, subject to Lender's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Note, shall be litigated in courts having situs within the County of Cook,
State of Illinois. Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within said county and state. Borrower hereby irrevocably appoints and designates Prentice-Hall Corporation System, Inc. whose address is 33 North LaSalle Street,
Chicago, Illinois 60602, or any other party whom Lender may from hereafter designate (after giving Borrower Five (5) days written notice thereof), as Borrower's true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon Borrower. Such party, within five (5) days after receipt of any such process, shall forward the same by certified or registered mail, together with all papers affixed thereto, to Borrower at the address designated below. Borrower hereby waives any right Borrower may have to transfer or change the venue of any litigation brought against Borrower by Lender in accordance with this paragraph.

Borrower and Lender each waive any right to trial by jury in any action or proceeding relating to this Note.

In witness whereof, Borrower has caused this Note to be duly executed as of the 1st day of May,
1996.

First Merchants Acceptance Corporation

By:_________________________________
Title:______________________________

570 Lake Cook Road, Suite 126
Deerfield, IL   60015


Attest:

By:_________________________________
Title:______________________________








[COMMENT1]1.Scope of Services, Description of Exhibits.
[COMMENT2]1.1Services
[COMMENT3]1.2Exhibits
[COMMENT4]2.Term.
[COMMENT5]3.Responsibilities of the Parties.
[COMMENT6]3.1Input Forms and Output Forms.
[COMMENT7]3.2Delivery.
[COMMENT8]3.3Equipment and Communication Costs.
[COMMENT9]3.4Client's Input Data.
[COMMENT10]3.5Maintaining Copies of Input.
[COMMENT11]3.6Compatibility of Non-ALLTEL Financial Software.
[COMMENT12]3.7Financial Management Equivalent Software
[COMMENT13]3.8Alternative Third-Party Software
[COMMENT14]3.9Audit.
[COMMENT15]3.10Days of Operation.
[COMMENT16]4.Time of Performance.
[COMMENT17]4.1Submission of Input.
[COMMENT18]4.2Acts of God and Equipment Malfunction.
[COMMENT19]4.3Special Requests.
[COMMENT20]4.4Client Provided Network and Software
[COMMENT21]4.5Correction of Processing Errors.
[COMMENT22]4.6Client Review of Reports.
[COMMENT23]5.Software.
[COMMENT24]5.1Additional Licensed Programs
[COMMENT25]5.2Software Warranty
[COMMENT26]5.3Third Party Software
[COMMENT27]6.Planning and Communication.
[COMMENT28]6.1Management Interface.
[COMMENT29]6.2User Interface.
[COMMENT30]6.3Annual Technology Review.
[COMMENT31]7.Education.
[COMMENT32]8.Mergers and Acquisitions.
[COMMENT33]9.Enhancements, Replacement Systems, New Subsystems, New Systems, and
Modifications to ALLTEL Financial Batch and on-line Systems
[COMMENT34]9.1Announcement
[COMMENT35]9.2Installation of Enhancements and Replacement Systems [COMMENT36]9.3Installation of New Subsystems and New Systems
[COMMENT37]9.4Modifications Requested by Client
[COMMENT38]9.5Client Knowledge of System Status.
[COMMENT39]9.6User Manuals
[COMMENT40]10.Regulatory Compliance.
[COMMENT41]11.Confidentiality.
[COMMENT42]11.1Confidentiality of Client Data.
[COMMENT43]11.2ALLTEL Financial Data.
[COMMENT44]11.3Inspection of Records.
[COMMENT45]11.4Confidential Agreement.
[COMMENT46]12.Return of Data.
[COMMENT47]12.1Program Ownership.
[COMMENT48]12.2Master and Transaction File Ownership.
[COMMENT49]12.3[CMSI CreditRevue System
[COMMENT50]13.Disaster Recovery and File Backup.
[COMMENT51]13.1Disaster Recovery.
[COMMENT52]13.2File Backup.
[COMMENT53]14.Miscellaneous Services.
[COMMENT54]14.2Repetitive Services.
[COMMENT55]14.3Price Adjustment.
[COMMENT56]15.Payment and Billing.
[COMMENT57]17.Termination.
[COMMENT58]17.1Right to Terminate.
[COMMENT59]17.2Method of Termination.
[COMMENT60]17.3Data, Systems and Programs.
[COMMENT61]18.No Interference with Contractual Relationship.
[COMMENT62]19.Assignment or Delegation of Duties.
[COMMENT63]20.Client and ALLTEL Financial Employees.
[COMMENT64]21.Notices.
[COMMENT65]22.Paragraph Titles.
[COMMENT66]23.Counterparts.
[COMMENT67]24.Increase for Taxes.
[COMMENT68]25.Standard Reports and Schedules.
[COMMENT69]26.Financial Statements.
[COMMENT70]27.Governing Law.
[COMMENT71]28.Insurance.
[COMMENT72]29.Entire Agreement, Warranty Disclaimers.

1241678.01     September 12, 1996


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reexh.doc D-1

reexh.doc E-1

reexh.doc F-4

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     H -2



188166.1  September 12, 1996